EXHIBIT 99-1

                           FLORIDA GAMING CORPORATION
                                    MIAMI, FL

                          PROFORMA FINANCIAL STATEMENTS

                                    UNAUDITED

INTRODUCTION AND EXPLANATION

On September 8, 1998, Florida Gaming Corporation sold and conveyed its land and improvements which were used by the Company in its Tampa operations known as "Tampa Jai Alai". The sale was pursuant to an agreement dated January, 1998, between the Company and Monroe's Prestige Group, Inc.("MPG"), a real estate development company unaffiliated with the Company and based in Tampa, Florida. The terms of the sale were determined through arms-length negotiations with MPG. The sale did not include the Company's Tampa gaming permit which remains available for possible use at the Company's option at a different Hillsborough County, Florida facility.

The selling price of the real estate was $8,300,000. The Company's costs associated with this transaction totalled $1,237,779 comprising commissions, property taxes (both delinquent and current), legal fees, and documentation expenses. The Company was also required to apply $3,084,465 of the proceeds toward its related mortgage obligations to the Bank of Oklahoma.

The proforma financial statements and related notes should be read in conjunction with:

  The Company's audited financial statements and related notes as of December 31, 1997 and December 31, 1996 included in the annual reports on Form 10-KSB (NO less than 0-9099) filed by the Company under the Securites Exchange Act of 1934, and

  The notes to the proforma financial statements.

The proforma financial statements adjust the Company's historical financial statements for the periods presented to reflect the above described real estate sale transaction as though it had occurred at each balance sheet date or at the beginning of the period of each statement of operations presented.

                           FLORIDA GAMING CORPORATION

                             PRO FORMA BALANCE SHEET

                                  JUNE 30, 1998

                                   (UNAUDITED)

                                                   --------------------------------------------------------------------------
                                                   (HISTORICAL)                  ADJUSTMENTS
                                                      FLORIDA              DEBIT              CREDIT
                                                    GAMING CORP                   SEE NOTE 3               REF       PRO FORMA
                                                   --------------------------------------------------------------------------
ASSETS

CURRENT ASSETS

  CASH AND CASH EQUIVALENTS                                $238,831          $4,032,365                  $0 D       $4,271,196
  ACCOUNTS AND NOTES RECEIVABLE                            $988,523                  $0                  $0           $988,523
  INVENTORIES                                               $74,002                  $0                  $0            $74,002
  PREPAID AND OTHER                                        $102,936                  $0                  $0           $102,936
                                                    ---------------         -----------        ------------       ------------
                        TOTAL CURRENT ASSETS             $1,404,292          $4,032,365                  $0         $5,436,657

PROPERTY AND EQUIPMENT

  LAND                                                  $12,366,434                  $0                  $0        $12,366,434
  BUILDINGS AND IMPROVEMENTS                            $11,442,634                  $0         ($7,415,318)A       $4,027,316
  FURNITURE, FIXTURES AND EQUIPMENT                      $2,146,472                  $0                  $0         $2,146,472
                                                    ---------------         -----------        ------------       ------------
                                                        $25,955,540                  $0         ($7,415,318)       $18,540,222
  LESS ACCUMULATED DEPRECIATION                         ($1,640,561)                 $0                  $0        ($1,640,561)
                                                    ---------------         -----------        ------------       ------------
                                                        $24,314,979                  $0         ($7,415,318)       $16,899,661


OTHER ASSETS

  REAL ESTATE UNDER DEVELOPMENT                          $6,288,335                  $0                  $0         $6,288,335
  OTHER ASSETS                                             $390,474                  $0                  $0           $390,474
                                                    ---------------         -----------        ------------       ------------
                                                         $6,678,809                  $0                  $0         $6,678,809
                                                    ---------------         -----------        ------------       ------------

                                                        $32,398,080          $4,032,365         ($7,415,318)       $29,015,127
                                                    ---------------         -----------        ------------       ------------
                                                    ---------------         -----------        ------------       ------------

(CONTINUED)

                           FLORIDA GAMING CORPORATION

                                  JUNE 30, 1998

                                   (UNAUDITED)

                                                   --------------------------------------------------------------------------
                                                          (HISTORICAL)                  ADJUSTMENTS
                                                             FLORIDA              DEBIT              CREDIT
                                                           GAMING CORP                SEE NOTE 3          REF       PRO FORMA
                                                   --------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  ACCOUNTS PAYABLE AND ACCRUED EXPENSES                  $8,128,952         ($1,033,170)               $0 B       $7,095,782
  S/T BORROWING AND C/P OF LONG-TERM DEBT                $6,344,926         ($3,084,465)               $0 C       $3,260,461
                                                    ---------------         -----------        ----------       ------------
                       TOTAL CURRENT LIABILITIES        $14,473,878         ($4,117,635)               $0        $10,356,243

LONG-TERM DEBT                                           $1,674,203                  $0                $0         $1,674,203

STOCKHOLDERS' EQUITY
  CLASS A CONVERTIBLE PREFERRED STOCK                        $3,443                  $0                $0             $3,443
  CLASS B CONVERTIBLE PREFERRED STOCK                           $30                  $0                $0                $30
  CLASS C 8% CUMULATIVE CONVERTIBLE PREFERRED STOCK             $10                  $0                $0                $10
  CLASS E 8% CUMULATIVE CONVERTIBLE PREFERRED STOCK            $195                  $0                $0               $195
  CLASS F 8% CUMULATIVE CONVERTIBLE PREFERRED STOCK            $200                  $0                $0               $200
  CLASS G 5% CUMULATIVE CONVERTIBLE PREFERRED STOCK            $300                  $0                $0               $300
  COMMON STOCK                                             $578,225                  $0                $0           $578,225
  ADDITIONAL PAID IN CAPITAL                            $39,514,405                  $0                $0        $39,514,405
  ACCUMULATED DEFICIT                                  ($23,846,809)                 $0          $734,682 H      $23,112,127)
                                                    ---------------         ------------        ---------       ------------
                    TOTAL STOCKHOLDERS EQUITY           $16,249,999                  $0          $734,682        $16,984,681
                                                    ---------------         ------------        ---------       ------------

                                                        $32,398,080         ($4,117,635)         $734,682        $29,015,127
                                                    ---------------         -----------         ---------       ------------
                                                    ---------------                                             ------------

                                                                            ($8,150,000)      ($8,150,000)
                                                                            -----------        -----------
                                                                            -----------        -----------

SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

                           FLORIDA GAMING CORPORATION

                       PRO FORMA STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                   (UNAUDITED)

                                                   -------------------------------------------------------------------------------
                                                  (HISTORICAL)               ADJUSTMENTS
                                                     FLORIDA            DEBIT              CREDIT
                                                   GAMING CORP                SEE NOTE 3                 REF          PRO FORMA
                                                   -------------------------------------------------------------------------------
REVENUES
  PARI-MUTUEL REVENUES                              $16,850,905          ($5,415,379)                  $0 F           $11,435,526
  ADMISSIONS INCOME                                    $499,591            ($251,822)                  $0 F              $247,769
  PROGRAMS, FOOD, BEVERAGE AND OTHER                 $3,050,399          ($1,403,226)                  $0 F            $1,647,173
  CARD ROOM INCOME                                     $500,158            ($420,053)                  $0 F               $80,105
  OTHER                                                $674,853                   $0                   $0                $674,853
                                                  -------------         ------------          -----------           -------------
                      TOTAL REVENUES                $21,575,906          ($7,490,480)                  $0             $14,085,426
EXPENSES

  OPERATING                                        ($18,280,599)                  $0           $6,985,039 F          ($11,295,560)
  GENERAL AND ADMINISTRATIVE                        ($6,421,955)                  $0           $1,627,756 F,G         ($4,794,199)
  DEPRECIATION AND AMORTIZATION                       ($736,349)                  $0             $158,573 E             ($577,776)
  MISCELLANEOUS                                              $0                   $0                   $0                      $0
                                                  -------------         ------------          -----------           -------------
              TOTAL OPERATING EXPENSE              ($25,438,903)                  $0           $8,771,368           ($16,667,535)
                                                  -------------         ------------          -----------           -------------
                     LOSS FROM OPERATIONS           ($3,862,997)         ($7,490,480)          $8,771,368            ($2,582,109)

OTHER INCOME (EXPENSE)
  INTEREST AND DIVIDEND INCOME                         $280,830                   $0                   $0               $280,830
  OTHER, NET                                          ($512,076)                  $0                   $0              ($512,076)
                                                  -------------         ------------          -----------           -------------
                        NET LOSS                    ($4,094,243)         ($7,490,480)          $8,771,368            ($2,813,355)
                                                  -------------         ------------          -----------           -------------
                                                  -------------         ------------          -----------           -------------

              LOSS PER COMMON SHARE                      ($0.80)                                                          ($0.55)
                                                  -------------                                                     -------------
                                                  -------------                                                     -------------

SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

                           FLORIDA GAMING CORPORATION

                       PRO FORMA STATEMENTS OF OPERATIONS

                     FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                   (UNAUDITED)

                                                -------------------------------------------------------------------------------
                                                (HISTORICAL)                 ADJUSTMENTS
                                                   FLORIDA             DEBIT              CREDIT
                                                 GAMING CORP                SEE NOTE 3             REF             PRO FORMA
                                                -------------------------------------------------------------------------------
REVENUES

  PARI-MUTUEL REVENUES                            $9,229,207          ($2,677,164)                $0 F               $6,552,043
  ADMISSIONS INCOME                                 $221,924            ($110,116)                $0 F                 $111,808
  PROGRAMS, FOOD, BEVERAGE AND OTHER              $2,322,628            ($905,955)                $0 F               $1,416,673
  CARD ROOM INCOME                                  $395,431            ($236,872)                $0 F                 $158,559
                                                ------------         ------------         ----------               ------------
                        TOTAL REVENUES           $12,169,190          ($3,930,107)                $0                 $8,239,083
EXPENSES

  OPERATING                                      ($8,536,589)                  $0         $3,470,394 F             ($5,066,195)
  GENERAL AND ADMINISTRATIVE                     ($4,515,414)                  $0         $  640,588 F,G           ($3,874,826)
  DEPRECIATION AND AMORTIZATION                    ($493,879)                  $0         $  120,004 E               ($373,875)
  MISCELLANEOUS                                     ($36,178)                  $0                 $0                  ($36,178)
                                                ------------         ------------         ----------               ------------
             TOTAL OPERATING EXPENSE            ($13,582,060)                  $0         $4,230,986               ($9,351,074)
                                                ------------         ------------         ----------               ------------
                  LOSS FROM OPERATIONS           ($1,412,870)         ($3,930,107)        $4,230,986               ($1,111,991)

OTHER INCOME (EXPENSE)

  INTEREST AND OTHER INCOME                         $514,368                   $0                 $0                   $514,368
                                                ------------         ------------         ----------               ------------
                        NET LOSS                   ($898,502)         ($3,930,107)        $4,230,986                 ($597,623)
                                                ------------         ------------         ----------               ------------
                                                ------------         ------------         ----------               ------------

         LOSS PER COMMON SHARE                        ($0.18)                                                           ($0.12)
                                                ------------                                                       ------------
                                                ------------                                                       ------------

SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

EXHIBIT 99-1

                           FLORIDA GAMING CORPORATION
                                    MIAMI, FL

                     NOTES TO PROFORMA FINANCIAL STATEMENTS

                                    UNAUDITED

(1) The accompanying proforma financial statements adjust the Company's historical financial statements for the periods presented to reflect the above described real estate sale transaction as though it had occurred at each balance sheet date or at the beginning of the period of each statement of operations presented.

(2) Proforma loss per share for the periods presented has been computed based on the weighted average number of common shares outstanding for the respective statements of operations periods.

(3) The following adjustments have been made to give proforma effect to the transaction described in the introduction:

     (A) The Company's cost of the Tampa land and improvements, less accumulated depreciation on buildings and fixtures totalled approximately $7,415,318 at June 30, 1998. This adjustment eliminates that basis from the Company's June 30, 1998 balance sheet at that date.

     (B) Accrued real estate taxes on the Tampa property totalled approximately $1,033,170 at the balance sheet date. The Company had recorded these taxes as an expense in the related accrual period. The accrued taxes were paid in full at the closing. Accordingly, this adjustment eliminates the accrued expense from the Company's June 30, 1998 balance sheet.

     (C) The Company's Tampa real estate was encumbered by a mortgage note payable to the Bank of Oklahoma (See Notes to the Company's 1997 Financial Statements). To allow a partial release of the mortgage which includes the remainder of the Company's real estate, the Bank of Oklahoma required a payment of $3,084,465. This adjustment serves to reduce the Company's recorded obligation under the mortgage note payable.

     (D) This adjustment records the cash proceeds to the Company from the sale of its Tampa land and improvements after closing costs and settlement of the debts described above (mortgage, real estate taxes, liens, etc.)

     (E) Depreciation expense for the periods presented would have been reduced to the extent of the depreciation recorded on the buildings and fixtures disposed in this transaction. This adjustment eliminates the depreciation charge recorded on the Tampa facilities.

     (F) The sale of the Tampa Jai Alai facilities effectively terminates the Company's gaming operations in Tampa, notwithstanding the fact that the Company retained a permit to conduct similar gaming operations in Hillsborough County, Florida. This adjustment recognizes the termination of Tampa gaming operations and reduces the Company's recorded income and expenses associated with the Tampa operation for the respective periods.

     (G) The Company's payment on its mortgage note payable to the Bank of Oklahoma described in (C) above will reduce the Company's interest expense under the note. The note bears interest at prime floating. This adjustment includes an estimated reduction in interest expense of $250,000 annually.

     (H) The Company's gain on the disposition of the Tampa facility totalled $734,682. This adjustment records the gain in the Company's Accumulated Deficit account